Exhibit 10.1

IMD PARENT LLC

October 21, 2008

Lehman Brothers Holdings Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Purchase Agreement, dated as of October 3, 2008 (the “Purchase Agreement”), by and between IMD Parent LLC, a Delaware limited liability company, Lehman Brothers Holdings Inc., a Delaware corporation, and the entities listed on Schedule I thereto.  Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Purchase Agreement.

In connection with the entry of the Bid Procedures Order by the Bankruptcy Court on October 21, 2008, the Purchaser and Seller have agreed to make certain amendments to the Purchase Agreement.  Pursuant to Section 10.3 of the Purchase Agreement, the Purchase Agreement is hereby amended as follows:

1.               Exhibit A to the Purchase Agreement is hereby amended and restated in its entirety to be the Bid Procedures Order attached as Exhibit A hereto.

2.               The definition of “Audited Financial Statements” in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Audited Financial Statements” means the final audited statement of the special purpose combined financial position and statement of operations of the NB Business as of and for the two fiscal-quarter period ended May 31, 2008, prepared in accordance with GAAP on a full carve out basis with the exception that such financial statements shall (i) be on a pre-tax income basis and will not include the current and deferred provision for income taxes and related tax assets or liabilities or any income tax-related footnote disclosures, (ii) exclude any additional push-down of fixed asset balances and depreciation and amortization, asset impairment charges and interest income (not including the revenue associated with the margin debits) and expense outside of amounts historically recorded within the NB Business Financial Information, (iii) exclude any adjustments and disclosure relating to stock-based compensation under SFAS 123R and (iv) be prepared on a going-concern basis.

3.               The definition of “Designation Notice” in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Designation Notice” means a notice (as it may be amended, modified or supplemented

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by Purchaser from time to time prior to the Bid Deadline (as defined in the Bid Procedures Order and as it may be extended from time to time in accordance with the Bid Procedures Order)) delivered by Purchaser to Parent designating any Seller or any member of the Company Group as an entity that will sell, assign, convey and deliver to the Purchaser the Purchased Assets, free and clear of all Liens and Claims pursuant to sections 363 and 365 of the Bankruptcy Code in a voluntary proceeding under the Bankruptcy Code in connection with the transactions contemplated hereby, which notice shall be delivered to Parent no later than the Bid Deadline (as it may be extended from time to time in accordance with the Bid Procedures Order).”

4.               The definition of “Reimbursement Amount” in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Reimbursement Amount” means the reasonable, customary, documented and actual out-of-pocket fees, costs and expenses of the Purchaser and its Affiliates (including fees, costs and expenses of counsel and any other professionals retained by the Purchaser or its Affiliates) in connection with the transactions contemplated by this Agreement, the negotiation, investigation, preparation, execution and delivery of this Agreement and any related agreements, documents and pleadings, or the Bankruptcy Case, or any other attempted acquisition of all or part of the Business, including any fees, costs and expenses incurred in connection with litigation, contested matters, adversary proceedings or negotiations necessitated by any proceedings relating to the foregoing, which shall be paid as set forth in Section 3.5 hereof.”

5.               The definition of “S&P Percentage” in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“S&P Percentage” means 100%, minus the higher of (i) 78.69% and (ii) the average closing price of the S&P 500 Index for the three consecutive full trading days immediately preceding the Closing Date divided by 1202.77, expressed as a percentage.”

6.               The definition of “Seller Termination Fee” in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Seller Termination Fee” means $52,500,000.”

7.               Section 2.5(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(a)         Concurrent with the delivery of the Designation Notice (or if no Designation Notice is delivered, at or prior to the Bid Deadline (as it may be extended from time to time in accordance with the Bid Procedures Order)), the Purchaser shall have the right upon notice (which notice may be amended, modified or supplemented by Purchaser from time to time prior to the Bid Deadline (as it may be extended from time to time in accordance with the Bid Procedures Order)) to Seller to designate any Related

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Contract as a Contract to be assumed and/or assigned (as applicable) pursuant to this Section 2.5 (such Contracts, the “Purchased Contracts”).  In the event that a Debtor is a party to a Purchased Contract, Seller shall, or cause its Subsidiaries to, assume and assign such Purchased Contract to Purchaser (or its designee) pursuant to Section 365 of the Bankruptcy Code.  In the event that a Debtor is not a party to a Purchased Contract, such Purchased Contract shall be assigned to the Purchaser (or its designee); provided, however, that Seller’s obligation to assign any Transferred Real Property Leases under this sentence is subject to the Seller obtaining the Landlord Consents).  Purchaser shall use commercially reasonable efforts to designate Related Contracts as Purchased Contracts before the Sale Hearing.  Until a date that is five (5) days before Closing, the Purchaser shall have the right, upon notice to the Seller, to remove without penalty any Related Contract designated as a Purchased Contract (other than a Transferred Real Property Lease) from the list of Purchased Contracts, in which case such Related Contract shall become an Excluded Contract.”

8.               Section 3.3(g) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(g)         by Purchaser, upon notice to Parent, if (i) following the entry of the Bid Procedures Order, such Bid Procedures Order is stayed, reversed, amended or vacated or modified without Purchaser’s prior written consent and such Bid Procedures Order ceases to be reinstated after a period of five (5) Business Days during which Purchaser will work in good faith with the Debtors in an attempt to have such Bid Procedures Order entered in a manner reasonably acceptable to Purchaser and the Debtors, (ii) (A) the Auction is not held on or prior to December 8, 2008 or (B) the Sale Order, in form and substance reasonably satisfactory to Purchaser, has not been entered in the Bankruptcy Case of Parent and each entity designated in the Designation Notice prior to December 24, 2008 (or, if later, the second Business Day following the date of the Sale Hearing if Purchaser elects to seek an adjournment of the Sale Hearing pursuant to Section 7.25(g)(i)), or if after such entry, such Sale Order is stayed, reversed, amended, vacated or modified without Purchaser’s prior written consent and such Sale Order ceases to be reinstated after a period of ten (10) Business Days during which Purchaser will work in good faith with the Debtors in an attempt to have such Sale Order reinstated in a manner reasonably acceptable to Purchaser and the Debtors, (iii) any Bankruptcy Case that relates to any Purchased Asset is involuntarily converted to a case under Chapter 7 of the Bankruptcy Code, a trustee or examiner is appointed in any such Bankruptcy Case, any such Bankruptcy Case is dismissed or (iv) Parent, Seller or any Affiliate of Parent breaches Section 7.20(a), Section 7.25(f) or Section 7.25(g);”

9.               Section 7.25(f) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(f)          If Purchaser is selected as the Successful Bidder, promptly following such selection, but in no event later than two (2) Business Days thereafter, any Seller designated in the Designation Notice shall, or cause the designated Affiliate to, file a

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voluntary Chapter 11 (or, if so designated by the Purchaser with respect to an Affiliate that is not eligible for Chapter 11, a voluntary Chapter 7) petition in the United States Bankruptcy Court for the Southern District of New York, together with appropriate supporting declarations, pleadings and notices, each in form and substance reasonably satisfactory to the Purchaser; provided, however, that with respect to any Seller that is a Broker-Dealer Subsidiary that is a member of SIPC, Seller shall not be required to file a voluntary Chapter 11 case until such time as a new broker dealer has been established and the brokerage accounts from such Broker-Dealer Subsidiary that is a member of SIPC have been transferred to a new broker dealer; provided further that Seller shall use commercially reasonable efforts to promptly establish the new broker-dealer and transfer such accounts on or prior to the date that is two (2) Business Days following Purchaser’s selection as the Successful Bidder.”

10.         Section 7.25(g) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(g)         In the event that any Seller or any member of the Company Group becomes subject to a proceeding under the Bankruptcy Code (a “New Debtor”), such Seller and the Parent shall file a joinder to the Sale Motion, seeking approval of the Sale Order with respect to such Seller and the assumption of this Agreement by such Seller and the scheduling of a hearing to consider approval of such motion on the same date of the Sale Hearing; provided, however, if Purchaser is selected as the Successful Bidder, upon the request of the Purchaser, the Parent shall (i) seek an adjournment of the Sale Hearing to a date not later than fifteen (15) days after commencement of the New Debtor’s proceeding and (ii) provide notice, to the extent not already provided, to all known persons who may have Claims against the New Debtor or its property of the Sale Hearing.  Any such motion shall be filed in the Bankruptcy Case of any entity designated in the Designation Notice no later than the commencement date of any such proceeding and in the Bankruptcy Case of any other Seller or member of the Company Group no later than one (1) Business Day after the commencement of such proceeding.”

11.         Section 8.1(h) of the Purchase Agreement is hereby amended to replace the reference therein to “1202.79” with a reference to “1202.77.”

Except as amended hereby, all of the terms of the Purchase Agreement shall remain in full force and effect and are hereby ratified in all respects.  On and after the date of this letter agreement, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Purchase Agreement in any other agreements, documents or instruments executed and delivered pursuant to, in connection with or in relation to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement, as amended by this letter agreement.

Purchaser and Seller each hereby represents and warrants to each other that:  (a) such party has all requisite power and authority to execute and deliver this letter agreement; (b) the execution and delivery of this letter agreement by such party have been duly authorized by

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all requisite action on the part of such party; and (c) this letter agreement has been duly and validly executed and delivered by such party hereto.

THIS LETTER AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS LETTER AGREEMENT (INCLUDING ANY AMENDMENT, SUPPLEMENT OR WAIVER OF THIS LETTER AGREEMENT), OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS LETTER AGREEMENT (INCLUDING ANY AMENDMENT, SUPPLEMENT OR WAIVER OF THIS LETTER AGREEMENT) AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

This letter agreement may be executed in multiple counterparts, each of which will be deemed to be an original copy of this letter agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

[Remainder of page intentionally left blank.  Signature page follows.]

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If the foregoing is consistent with your understanding, please so indicate by signing below and returning a copy of this letter to us.

Very truly yours,

IMD PARENT LLC

By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Co-President

By:	/s/ Phil Loughlin
	Name:	Phil Loughlin
	Title:	Vice President

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ D. J. Coles
Name:	D. J. Coles
Title:	Chief Financial Officer

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LB I GROUP INC.

By:	/s/ James P. Fogarty
Name:	James P. Fogarty
Title:	Authorized Signatory

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN ALI INC.

By:	/s/ D. J. Coles
Name:	D. J. Coles
Title:	Chief Financial Officer

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS ASSET MANAGEMENT LLC

By:	/s/ Joseph Amato
Name:	Joseph Amato
Title:	Managing Director

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS ASSET MANAGEMENT INC.

By:	/s/ D. J. Coles
Name:	D. J. Coles
Title:	Chief Financial Officer

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS AIM HOLDINGS LLC

By:	/s/ D. J. Coles
Name:	D. J. Coles
Title:	Chief Financial Officer

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS AIM HOLDINGS II LLC

By:	/s/ D. J. Coles
Name:	D. J. Coles
Title:	Chief Financial Officer

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS AIM HOLDINGS III LLC

By:	/s/ D. J. Coles
Name:	D. J. Coles
Title:	Chief Financial Officer

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

NEUBERGER BERMAN HOLDINGS LLC

By:	/s/ Joseph Amato
Name:	Joseph Amato
Title:	Managing Director

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

NEUBERGER BERMAN ASSET MANAGEMENT, LLC

By:	/s/ Joseph Amato
Name:	Joseph Amato
Title:	Managing Director

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

NEUBERGER BERMAN MANAGEMENT LLC

By:	/s/ Joseph Amato
Name:	Joseph Amato
Title:	Managing Director

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

NEUBERGER BERMAN, LLC

By:	/s/ Joseph Amato
Name:	Joseph Amato
Title:	Managing Director

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS CAYMAN GP LTD.

By:	/s/ D. J. Coles
Name:	D. J. Coles
Title:	Chief Financial Officer

By:	/s/ James P. Fogarty
Name:	James P. Fogarty
Title:	Authorized Signatory

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS OFFSHORE PARTNERS LTD.

By:	/s/ D. J. Coles
Name:	D. J. Coles
Title:	Chief Financial Officer

By:	/s/ James P. Fogarty
Name:	James P. Fogarty
Title:	Authorized Signatory

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS PRIVATE EQUITY ADVISERS LLC

By:	/s/ D. J. Coles
Name:	D. J. Coles
Title:	Chief Financial Officer

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS PRIVATE FUND MANAGEMENT, LP

By:	/s/ Anthony D. Tutrone
Name:	Anthony D. Tutrone
Title:	Managing Director

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS PRIVATE FUNDS INVESTMENT COMPANY GP, LLC

By:	/s/ Anthony D. Tutrone
Name:	Anthony D. Tutrone
Title:	Managing Director

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS PRIVATE FUNDS INVESTMENT COMPANY LP, LLC

By:	/s/ Anthony D. Tutrone
Name:	Anthony D. Tutrone
Title:	Managing Director

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

THE MAIN OFFICE MANAGEMENT COMPANY II, LP

By:	/s/ Anthony D. Tutrone
Name:	Anthony D. Tutrone
Title:	Managing Director

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS UK HOLDINGS (DELAWARE) INC.

By:	/s/ D. J. Coles
Name:	D. J. Coles
Title:	Chief Financial Officer

[Signature page to Purchase Agreement Amendment]

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

LEHMAN BROTHERS ASSET MANAGEMENT (IRELAND) LTD.

By:	/s/ D. J. Coles
Name:	D. J. Coles
Title:	Chief Financial Officer

By:	/s/ James P. Fogarty
Name:	James P. Fogarty
Title:	Authorized Signatory

[Signature page to Purchase Agreement Amendment]

EXHIBIT A

Bid Procedures Order

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

x
In re:	:	Chapter 11
:
LEHMAN BROTHERS HOLDINGS INC., et al.	:	Case No. 08-13555 (JMP)
:
Debtors.	:	(Jointly Administered)
x

ORDER (I) APPROVING THE BIDDING PROCEDURES,

(II) APPROVING THE SELLER TERMINATION FEE AND THE

REIMBURSEMENT AMOUNT, (III) APPROVING THE FORM AND MANNER

OF SALE NOTICES AND (IV) SETTING THE AUCTION AND SALE HEARING

DATE IN CONNECTION WITH THE SALE OF CERTAIN DEBTOR ASSETS

(The “Bid Procedures Order”)

Upon the motion, dated October 6, 2008 (the “Motion”),(1) of Lehman Brothers Holdings Inc. (the “Debtor” and collectively with its affiliated debtors in the above-referenced chapter 11 cases, the “Debtors”), for orders pursuant to 11 U.S.C. §§ 105, 363, 364, 365 and 503 and Fed. R. Bankr. P. 2002, 6004, 6006 and 9014 (I) authorizing and approving, among other things, (A) the bidding procedures set forth herein and attached hereto as Exhibit A (the “Bidding Procedures”), (B) the Seller Termination Fee and the Reimbursement Amount as set forth in the Amended and Restated Purchase Agreement by and between IMD Parent LLC, the Debtor and certain of its subsidiaries, dated as of October 3, 2008 (as it may be amended, the “Purchase Agreement”), (C) the form and manner of sale notices in connection with the Auction and Sale Hearing (each as defined below) and (D) a date for the Auction and Sale Hearing, and (II) (A) authorizing and approving the sale and related transactions contemplated by the Purchase Agreement (the “Transaction”) of the Debtors’ assets free and clear of all liens, claims and

(1) Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Motion or the Purchase Agreement, as applicable.

encumbrances, (B) authorizing and approving the assumption and assignment of certain Purchased Contacts and Transferred Real Property Leases (each as defined in the Purchase Agreement) to IMD Parent LLC (together with any of its designees, the “Purchaser”) or the Successful Bidder(s) and (C) granting related relief; and upon the Court’s consideration of the Motion, the record of the hearing held on October 16, 2008 with respect to the Motion (the “Hearing”), including the testimony and evidence admitted at the Hearing and the objections filed and raised at the Hearing; and upon all of the proceedings had before the Court; and after due deliberation thereon, and sufficient cause appearing therefor,

IT IS HEREBY FOUND AND DETERMINED THAT:(2)

A.            The Court has jurisdiction over this matter and over the property of the Debtors and their respective bankruptcy estates pursuant to 28 U.S.C. §§ 157(a) and 1334.  This matter is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(A), (N), and (O).  The statutory predicates for the relief sought herein are 11 U.S.C. §§ 105, 363, 364, 365 and 503 and Fed. R. Bankr. P. 2002, 6004, 6006 and 9014.  Venue of this case and the Motion is proper pursuant to 28 U.S.C. §§ 1408 and 1409.

B.            The relief requested in the Motion is in the best interests of the Debtors, their estates, their stakeholders, and other parties-in-interest.

C.            The notice of the Motion and the Hearing given by the Sellers constitutes due and sufficient notice thereof.

D.            The Debtors have articulated good and sufficient reasons for the Court to (i) approve the Bidding Procedures, (ii) approve the Seller Termination Fee and the Reimbursement Amount, (iii) approve certain matters relating to competing bids, (iv) approve

(2) Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact to the fullest extent of the law.  See Fed. R. Bankr. P. 7052.

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the form and manner of notice of the Motion, the Sale Hearing, and the assumption and/or assignment of the Purchased Contracts and Transferred Real Property Leases and (v) set the date of the Auction and the Sale Hearing, all as provided in the Motion or the Purchase Agreement and as modified by this Order.

E.             The Seller Termination Fee and the Reimbursement Amount shall be payable in accordance with the terms, conditions, and limitations of the Purchase Agreement or this Order.  The Seller Termination Fee and the Reimbursement Amount (i) if triggered, shall be deemed actual and necessary costs and expenses of preserving the Debtors’ estates, (ii) are of substantial benefit to the Sellers and the Debtors’ estates, (iii) are reasonable and appropriate, including in light of the size and nature of the Transaction, the necessity to announce a sale transaction for IMD, and the efforts that have been and will be expended by the Purchaser, (iv) have been negotiated by the parties and their respective advisors at arms’ length and in good faith and (v) are necessary to ensure that the Purchaser will continue to pursue the Transaction.  Each of the Seller Termination Fee and the Reimbursement Amount, individually and collectively, is a material inducement for, and condition of, the Purchaser’s entry into the Purchase Agreement.  The Purchaser is unwilling to commit to purchase the Purchased Assets under the terms of the Purchase Agreement unless the Purchaser is assured of payment of the Seller Termination Fee and the Reimbursement Amount.  Assurance to the Purchaser of payment of the Seller Termination Fee and the Reimbursement Amount promotes more competitive bidding.  Further, because the Seller Termination Fee and the Reimbursement Amount induced the Purchaser to submit a bid that will serve as a minimum or floor bid for other bidders, the Purchaser has provided a benefit to the Debtors’ estates by increasing the likelihood that the price at which the Purchased Assets are sold will reflect their true worth.  Finally, absent authorization of the Seller

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Termination Fee and the Reimbursement Amount, the Debtors may lose the opportunity to obtain the highest or otherwise best available offer for the Purchased Assets.

F.             The Bidding Procedures are reasonable and appropriate and represent the best method for maximizing the realizable value of the Purchased Assets.

G.            The Purchaser consents to the form and timing of the entry of this Order and shall be estopped from terminating the Purchase Agreement pursuant to Section 3.3(g)(i) of the Purchase Agreement on account of the form or timing of the entry of this Order.

THEREFORE, IT IS ORDERED, ADJUDGED, AND DECREED THAT:

1.             The Motion is granted, as provided herein.

2.             All objections filed in response to the Motion, to the extent not resolved as set forth herein, are hereby overruled.

The Stalking Horse Bid

3.             The Transaction contemplated by the Purchase Agreement is designated as the “Stalking Horse Bid.”

Bidding Procedures

4.             The bidding procedures, as set forth on Exhibit A attached hereto and incorporated herein by reference (the “Bidding Procedures”), are hereby approved and shall govern all proceedings relating to the Transaction.

5.             The Sellers, after consultation with the Creditors’ Committee, (a) may determine which Qualified Bid (as defined in the Bidding Procedures), if any, is the highest or otherwise best offer and (b) may reject, at any time, any bid (other than the Stalking Horse Bid, which is found and determined to be a Qualified Bid) that is (i) inadequate and insufficient, (ii) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures or the terms

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and conditions of the Transaction or (iii) contrary to the best interests of the Debtors, their estates and their constituencies, as determined by the Debtors in their sole discretion.

6.             The failure specifically to include or reference a particular provision of the Bidding Procedures in this Order shall not diminish or impair the effectiveness of such provision.  The Bidding Procedures are hereby authorized and approved in their entirety as modified by this Order.

Auction and Sale Hearing

7.             The Auction shall be held on December 3, 2008 at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 at 10:00 a.m. (New York time).  The Court shall hold a hearing on December 22, 2008 at 10:00 a.m. (New York time) (the “Sale Hearing”) in the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York 10004, at which time the Court shall consider the approval of the sale as set forth in the Motion, approve the Successful Bidder(s), and confirm the results of the Auction, if any.  Objections to the Motion, if any, shall be filed and served on each of the Notice Parties (defined below) no later than 4:00 p.m. (New York time) on December 17, 2008 (the “Sale Objection Deadline”).

8.             The failure of any person or entity to file and serve an objection to the Motion by the Sale Objection Deadline shall be a bar to the assertion by such creditor, contract counterparty or other party in interest in these chapter 11 cases, at the Sale Hearing or thereafter, of any objection to the Motion, the Sale Order, the Transaction, or the Debtors’ consummation and performance of the Purchase Agreement and Ancillary Agreements (as defined in the Purchase Agreement) (including, without limitation, the Debtors’ transfer of the  Purchased Assets, the Purchased Contracts and the Transferred Real Property Leases, and assumption and sublease of the Subleased Real Property Leases free and clear of liens, claims, and encumbrances).

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9.             The Sale Hearing may be adjourned by the Debtors from time to time without further notice to creditors or parties-in-interest other than by announcement of the adjournment in open court or an entry of a notice on the Court’s docket; provided, however, that any such adjournment shall be without prejudice to Purchaser’s rights under Section 3.3 of the Purchase Agreement.

Seller Termination Fee and Reimbursement Amount

10.           The Debtors are authorized and directed to pay the Seller Termination Fee and the Reimbursement Amount as provided under the Purchase Agreement without further order of the Court.  Notwithstanding anything in the Purchase Agreement to the contrary, the Seller Termination Fee shall be equal to $52,500,000, and shall be paid in the manner provided in the Purchase Agreement upon the occurrence of any of the conditions set forth in Sections 3.3 and 3.5 of the Purchase Agreement.  In addition, the Debtors are authorized and directed to pay the Reimbursement Amount after the occurrence of the conditions set forth in Sections 3.3 and 3.5 of the Purchase Agreement, and no later than two (2) business days after delivery to the Debtors of an invoice documenting such reasonable and customary out-of-pocket expenses.

11.           The Debtors’ obligation to pay the Seller Termination Fee upon the occurrence of the conditions set forth in Sections 3.3 and 3.5 of the Purchase Agreement and to pay the Reimbursement Amount, as provided by the Purchase Agreement, shall be joint and several with the other Sellers, shall survive termination of the Purchase Agreement, shall constitute a superpriority administrative claim against the Debtors pursuant to sections 105(a), 503( b) and 364(c)(1) of the Bankruptcy Code and shall be senior to, and have priority over, all other claims against the Debtors; provided, however, that the Debtors and the Sellers shall allocate (without affecting the joint and several obligations of the Debtors and the Sellers to the Purchaser of the Seller Termination Fee and the Reimbursement Amount) the liability for any such amounts paid

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in accordance with the allocation of the Purchase Price.  Without limiting the foregoing, in the event that the Seller Termination Fee or the Reimbursement Amount is payable pursuant to Sections 3.3 and 3.5 of the Purchase Agreement and a Competing Transaction is consummated prior to the payment of the Seller Termination Fee or the Reimbursement Amount, the proceeds in an amount equal to the unpaid portion of the Seller Termination Fee or the Reimbursement Amount shall be remitted directly to the benefit of the Purchaser or held in trust for the Purchaser and shall not become property of such Debtors’ estates until all obligations under the Purchase Agreement are paid in full pursuant to this Order and the Purchase Agreement.

Authorization

12.           The Debtors, after consultation with the Creditors’ Committee, are authorized to take such actions as contemplated by the Purchase Agreement prior to the Auction and the Sale Hearing, including, without limitation, actions to notify creditors, customers, regulators or other interested parties regarding the Transaction and to obtain any necessary consents or approvals regarding the Transaction.  In addition, the Debtors are authorized to amend the Purchase Agreement to conform to this Order and the agreements stated on the record at the Hearing.  Notwithstanding anything in the Purchase Agreement to the contrary, the Debtors and the Sellers shall not be required to take any actions in response to a Designation Notice prior to the completion of the Auction.

13.           Until the completion of the Auction, the Sellers shall be authorized to (i) afford (or cause to be afforded) to the Purchaser and any bidder that executes a Bidder Confidentiality Agreement (as defined in the Bid Procedures) (a “Bidder”) and requests such access, reasonable access to the books, records, financial records, contracts, leases, other information or data, properties, leased properties and personnel of each of the Sellers related to the Business (as defined in the Purchase Agreement), including the Purchased Assets, and information related to

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each of the foregoing, including, without limitation, information concerning accounts receivable, operations, production, financial performance and capacity on a per business basis; (ii) furnish (or cause to be furnished) to the Purchaser and any Bidder that request such documents copies of all such books, records, employment and human resource files, financial and accounting records, contracts and leases and other existing documents, data and information as the Purchaser and such Bidder may reasonably request; (ii) furnish (or cause to be furnished) to the Purchaser or any Bidder reasonable access to personnel, including management and portfolio managers, during normal business hours and with advanced notice as may be reasonably requested by the Purchaser or Bidder; and (iv) furnish (or cause to be furnished) reasonable access to any and all executed (or otherwise finalized) agreements or term sheets or similar executed or otherwise finalized documents between the Purchaser or any Bidder and personnel, including management and portfolio managers; provided, however, that in no event shall the Sellers be required to provide to any Bidder any information or documents that are subject to attorney-client, work product or similar privileges or protections; provided further, however, that if the Debtors refuse to provide or furnish information or access to a Bidder or refuse to enter into a Bidder Confidentiality Agreement with a party, and the Creditors’ Committee requests that such information or access be provided or a Bidder Confidentiality Agreement be entered into, then (i) the Debtors may provide such information and access as the Creditors’ Committee requests or (ii) the Debtors and the Creditors’ Committee shall promptly seek a determination of the Court to resolve any outstanding conflicts.

Notice

14.           Notwithstanding anything in the Purchase Agreement to the contrary, notice of (a) the Motion, (b) the Auction, (c) Sale Hearing and (d) the proposed assumption and/or assignment of the Purchased Contracts, Transferred Real Property Leases and Subleased Real Property

8

Leases to the Purchaser pursuant to the Purchase Agreement or to a Successful Bidder shall be good and sufficient, and no other or further notice shall be required, if given as follows:

(a)           Notice of Sale Hearing:  Within five (5) days after entry of the Bid Procedures Order, the Sellers (or their agents) shall:

1.                                       provide notice, in substantially the form attached to this Order (the “Sale Notice”), of the Transaction, this Order, the Motion, the Purchase Agreement and the proposed Sale Order by email, mail, facsimile or overnight delivery service, upon (i) the U.S. Trustee, (ii) counsel for the Purchaser, (iii) counsel for the Creditors’ Committee, (iv) to the extent possible, all entities known to have asserted any lien, claim, interest or encumbrance in or upon LBHI, (v) the Office of the United States Attorney for the Southern District of New York, (vi) the United States Department of Justice, (vii) the Securities and Exchange Commission, (viii) the Federal Reserve Bank of New York, (ix) the Securities Investor Protection Corporation, (x) the Internal Revenue Service and applicable federal and state taxing authorities, (xi) the U.S. Commodities Futures Trading Commission, (xii) the Pension Benefit Guaranty Corporation and all regulatory authorities of the Debtors’ foreign pension plans, including the U.K. Pension Regulator, (xiii) all persons, if any, who have filed objections to the Motion, (xiv) all persons who have filed a notice of appearance in the Debtors’ bankruptcy cases, and (xv) all persons who Purchaser may reasonably request; provided, however, that, in the event that any Seller or any member of the Company Group becomes subject to a Bankruptcy Case prior to the Sale Hearing, such entity shall provide a Sale Notice, to the extent not already provided and to the extent possible, to all entities known to have asserted any lien, claim, interest or encumbrance against the new debtor or its property; and

2.                                       cause the Sale Notice to be published on http://chapter11.epiqsystems.com/lehman (the “Website”).

(b)           Assumption, Assignment and Cure Notice.  If the Purchaser is selected as the Successful Bidder, within two (2) Business Days after the conclusion of the Auction, the Debtors shall file with this Court and serve on each counterparty to a Purchased Contract, Transferred Real Property Lease or Subleased Real Property Lease by email, mail, facsimile or overnight delivery service, a notice of assumption, assignment and cure substantially in the form attached hereto as Exhibit C (the “Assumption, Assignment and Cure Notice”) for any Purchased Contract, Transferred Real Property Lease or Subleased Real Property Lease that has been designated, as of the date of such notice, as a Purchased Contract, Transferred Real Property Lease or Subleased Real Property Lease to be assumed and subleased or assumed and assigned to the Purchaser at Closing (collectively, the “Designated Contracts”).  The Assumption, Assignment and Cure Notice shall inform parties of the Debtors’ calculation of the cure amount (the “Cure Amount”) for each such Designated Contract.  A list of the Designated Contracts, including Cure Amounts with respect thereto, will be posted on the Website and updated as modified.

9

(c)           Any counterparty to a Designated Contract shall file and serve on the Notice Parties any objections to (i) the proposed assumption and sublease or assumption and assignment to the Purchaser (and must state in its objection, with specificity, the legal and factual basis of its objection) and (ii) if applicable, the proposed Cure Amount (and must state in its objection, with specificity, what Cure Amount is required with appropriate documentation in support thereof), no later than 4:00 p.m. (New York time) on December 17, 2008 (the “Contract Objection Deadline”).  If no objection is timely received, (x) the counterparty to a Designated Contract shall be deemed to have consented to the assumption and sublease or assumption and assignment of the Designated Contract to the Purchaser and shall be forever barred from asserting any objection with regard to such assumption or assignment, and (y) the Cure Amount set forth in the Assumption, Assignment and Cure Notice shall be controlling, notwithstanding anything to the contrary in any Designated Contract, or any other document, and the counterparty to a Designated Contract shall be deemed to have consented to the Cure Amount and shall be forever barred from asserting any other claims related to such Designated Contract against the Debtors or the Purchaser, or the property of any of them.  Notwithstanding anything in this paragraph, this Order does not affect the right of any counterparty that is a governmental entity to object to the assignment of a Designated Contract on the basis that any necessary governmental approvals have not been obtained or that any necessary governmental procedures have not been followed.

(d)           Successful Bidder Other Than Purchaser.  If the Purchaser is not the Successful Bidder at the Auction, the Debtors shall send an Assumption, Assignment and Cure Notice to each non-Debtor party to a Purchased Contract  as soon as practical after the Auction.  In such a case, the Contract Objection Deadline would be no earlier than ten days after the Assumption, Assignment and Cure Notice is provided.

(e)           Notice of Objections.  All objections shall be filed with the Court and  be served so as to be received by the following persons no later than the Sale Objection Deadline or the Contract Objection Deadline, as applicable:  (i) the chambers of the Honorable James M. Peck, One Bowling Green, New York, New York 10004, Courtroom 601; (ii) Weil Gotshal & Manges, LLP, 767 Fifth Avenue, New York, New York 10153, (Attn: Lori R. Fife, Esq., and Garrett A. Fail, Esq.), attorneys for the Debtors; (iii) the Office of the United States Trustee for the Southern District of New York, 33 Whitehall Street, 21st Floor, New York, New York 10004 (Attn: Andy Velez-Rivera, Paul Schwartzberg, Brian Masumoto, Linda Riffkin, and Tracy Hope Davis); (iv) Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005, (Attn: Abhilash M. Raval, Esq., and Evan Fleck, Esq.), attorneys for the official committee of unsecured creditors appointed in these cases; (v) the attorneys for any other official committee(s) appointed in these chapter cases; (vi) Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, NY 10004 (Attn: James B. Kobak, David Wiltenburg, and Jeff Margolin), attorneys for James Giddens as SIPA Trustee for Lehman Brothers Inc.; and (vii) Ropes & Gray, LLP, 1211 Avenue of the Americas, New York, NY 10036 (Attn: Mark I. Bane, Esq. and Steven T. Hoort, Esq.) and Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, NY 10006 (Attn: James L. Bromley, Esq. and Sean A. O’Neal, Esq.), attorneys for the Purchaser (collectively, the “Notice Parties”).

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15.           This Order shall be binding on each Debtor and its successors, including, without limitation, any Seller that becomes subject to a bankruptcy or insolvency proceeding following entry of this Order.  In the event that any Seller becomes subject to any proceeding under the Bankruptcy Code or the Securities Investor Protection Act following entry of this Order, such debtor or any successor shall be authorized and directed to comply with the Bidding Procedures as set forth herein to the maximum extent permitted by law.

16.           Subject to certain restrictions and the provisions in the Bidder Confidentiality Agreement, joint bids shall be allowed.  Nothing herein shall prohibit any bids by management or employees of the Debtors or Sellers; provided, however, that such bids comply with the Bidding Procedures.  If the Creditors’ Committee requests that the Sellers waive or modify restrictions or provisions in any Bidder Confidentiality Agreement with respect to joint bids and/or information sharing between one or more bidders then (i) the Sellers may agree to such waivers or modifications or (ii) the Sellers and the Creditors’ Committee shall promptly seek a determination of the Court to resolve any outstanding conflicts.

17.           This Court shall retain jurisdiction to hear and determine all matters arising from the implementation of this Order.

Dated: New York, New York
, 2008

THE HONORABLE JAMES M. PECK UNITED STATES BANKRUPTCY JUDGE

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Exhibit A

BIDDING PROCEDURES FOR THE SALE

OF

LEHMAN BROTHERS HOLDINGS INC.

INVESTMENT MANAGEMENT DIVISION

The Bidding Procedures set forth herein govern the proposed sale by Lehman Brothers Holdings Inc. (the “Debtor,” together with certain of its debtor affiliates, the “Debtors,” and together with its selling affiliates, the “Sellers”) of the assets owned, held, or used primarily in connection with the Sellers’ investment management business, including certain partnerships, limited liability companies, and investment vehicles to which a Seller or its affiliate provides investment advisory services or serves as the general partner, managing member, or any similar capacity.

A more complete listing of the assets available for sale is included in that certain Amended and Restated Purchase Agreement, dated October 3, 2008 (as it may be amended, the “Purchase Agreement” or the “Stalking Horse Bid”), among IMD Parent LLC (the “Purchaser”) and the Sellers, a copy of which is available on the internet at http://chapter11.epiqsystems.com/lehman or by request to the Debtor’s noticing agent at 1-866-841-7868.

Any interested bidder should contact Barry W. Ridings, Vice Chairman of US Investment Banking, Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, New York 10020, t: 212-632-6896, f: 212-332-1757).

The Bidding Procedures set forth herein describe, among other things, the manner in which bidders and bids become Qualified Bidders and Qualified Bids (each as defined below), the receipt and negotiation of bids received, the conduct of any subsequent Auction (as defined below), the ultimate selection of the Successful Bidder(s) (as defined below), and Court approval thereof (collectively, the “Bidding Process”).

Participation Requirements

Any party who wishes to participate in the Bidding Process must submit a bid that satisfies each of the requirements set forth herein.

Any party who wishes to conduct diligence in connection with the Bidding Process must enter into a confidentiality agreement (a “Bidder Confidentiality Agreement”), which shall inure to the benefit of any purchaser of the Purchased Assets, and shall be on terms that are not less favorable to the Sellers or more favorable to such potential bidder than the terms of the Confidentiality Agreement (as defined in the Purchase Agreement).

Bid Deadline

A party who desires to make a bid must deliver the Required Bid Documents (as defined below) so as to be received not later than 12 noon (New York time) on December 1, 2008 (the “Bid Deadline”) to  Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, New York 10020, Attention:  Barry W. Ridings, with copies to (a) Sellers’ counsel: Weil, Gotshal &

Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention:  Lori R. Fife, Esq. and Michael E. Lubowitz, Esq., and (b) counsel to the Creditors’ Committee: Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005, Attention:  Abhilash M. Raval, Esq., and Evan Fleck, Esq.  The Sellers may extend the Bid Deadline.  If the Sellers extend the Bid Deadline, the Sellers will promptly notify all Qualified Bidders of such extension.

The Sellers will promptly provide written notice to the Purchaser of any bids in addition to the Stalking Horse Bid and shall provide copies of each such bid to the Purchaser.

Bid Requirements

All bids must include the following (the “Required Bid Documents”):

(a)                                 a letter stating that the bidder’s offer is irrevocable until the conclusion of the Sale Hearing;

(b)                                a duly authorized and executed purchase agreement, including the purchase price for the Purchased Assets, together with all exhibits and schedules marked to show those amendments and modifications to the Purchase Agreement (a “Marked Agreement”) and the proposed Sale Order;

(c)                                 written evidence of a firm commitment for financing, or other evidence of ability to consummate the proposed transaction without financing, that is satisfactory to the Sellers after consultation with the Creditors’ Committee; and

(d)                              a list of any entities that would be required to commence bankruptcy cases to accomplish the sale.

A bid will be considered only if the bid:

(a)                                 identifies the assets to be purchased and the contracts and leases to be assumed;

(b)                                is not conditioned on obtaining financing or on the outcome of unperformed due diligence or corporate, stockholder or internal approval;

(c)                                 provides evidence, satisfactory to the Sellers, in their reasonable discretion (after consultation with the Creditors’ Committee) of the bidder’s financial wherewithal and operational ability to consummate the transaction; and

(d)                                is received on or before the Bid Deadline.

A party who submits a bid that includes all of the Required Bid Documents and that satisfies each of the requirements set forth herein shall be a “Qualified Bidder” and such bid will constitute a “Qualified Bid.”  Notwithstanding the foregoing, the Purchaser shall be deemed a Qualified Bidder and the Purchase Agreement shall be deemed a Qualified Bid for all purposes in connection with the Bidding Process.

A Qualified Bid will be valued based upon several factors including, without limitation, items such as the net value and recovery to constituents provided by such bid after pre- and post-closing adjustments, the amount and availability of distributions to stakeholders, consideration for any Seller Termination Fee and the Reimbursement Amount payable to the Purchaser under the Purchase Agreement, the number of transactions that would be required to consummate the bid, the number of counterparties to such transactions, the amount of assets included or excluded from the bid, and the likelihood and timing of consummating such transactions, each as determined by the Sellers with the assistance of their financial and legal advisors.

Debtors will promptly advise Purchaser orally and in writing of (a) any offer or proposal for a Competing Transaction (as defined in the Stalking Horse Bid), (b) any request for nonpublic information relating to the Purchased Assets or access to the properties, books or records with respect to the Purchased Assets, other than requests in the ordinary course of business and unrelated to an offer or proposal relating to a Competing Transaction, or (c) any inquiry or request for discussions or negotiations regarding an offer or proposal relating to a Competing Transaction.

Auction

Sellers will conduct an auction in accordance with these Bidding Procedures (the “Auction”) of the Purchased Assets upon notice to all Qualified Bidders who have submitted Qualified Bids at 10:00, a.m. (New York time) on December 3, 2008, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153.

(a)                                 Only the Sellers, the Purchaser, any representative of the Creditors’ Committee, and any Qualified Bidder which has submitted a Qualified Bid (and the legal and financial advisers to each of the foregoing), will be entitled to attend the Auction, and only the Purchaser and Qualified Bidders who have submitted a Qualified Bid will be entitled to make any subsequent bids at the Auction.

(b)                                Prior to the Auction, the Sellers will provide copies of the Qualified Bid or combination of Qualified Bids which the Sellers believe is the highest or otherwise best offer (the “Starting Bid”) to all Qualified Bidders which have informed the Sellers of their intent to participate in the Auction.  In order for a Qualified Bid (other than the Stalking Horse Bid) to be the Starting Bid, such Qualified Bid shall have a value to the Sellers, either individually or, in conjunction with any other Qualified Bid, greater than or equal to net amount the Sellers would receive under the Purchase Agreement, plus the amount of the Seller Termination Fee (as defined in the Purchase Agreement), plus the amount of the Reimbursement Amount (as defined in the Purchase Agreement and, for purposes of this provision, limited to the reasonable and customary out-of-pocket fees and expenses as documented by Purchaser and reasonably estimated by the Purchaser through the date of the Auction), plus $25 million, as determined by the Sellers in their sole discretion, after consultation with the Creditors’ Committee.

(c)                                 Purchaser and other Qualified Bidders shall have the opportunity to modify the terms of their offers prior to the beginning of the Auction.

(d)                                The Sellers, after consultation with the Creditors Committee, may employ and announce at the Auction additional procedural rules that are reasonable under the circumstances (e.g., the amount of time allotted to make Subsequent Bids) for conducting the Auction, provided that such rules are (i) not inconsistent with the Bid Procedures Order, the Bankruptcy Code, or any order of the Bankruptcy Court entered in connection herewith, and (ii) disclosed to each Qualified Bidder.

(e)                                 Bidding at the Auction will begin with the Starting Bid and continue, in one or more rounds of bidding, so long as during each round at least one subsequent bid is submitted by a Qualified Bidder that (i) improves upon such Qualified Bidder’s immediately prior Qualified Bid (a “Subsequent Bid”) and (ii) the Sellers determine, after consultation with the Creditors Committee, that such Subsequent Bid is (a) for the first round, a higher or otherwise better offer than the Starting Bid, and (b) for subsequent rounds, a higher or otherwise better offer than the Leading Bid (defined below).  The first minimum incremental bid at the Auction shall have a purchase price of at least $5 million over the Starting Bid, with any subsequent bid increases of bids to be made in minimum increments of at least $5 million.  After the first round of bidding and between each subsequent round of bidding, the Sellers shall announce the bid (and the value of such bid) that it believes to be the highest or otherwise better offer (the “Leading Bid”).  A round of bidding will conclude after each participating Qualified Bidder has had the opportunity to submit a Subsequent Bid with full knowledge and written confirmation of the Leading Bid.  For the purpose of evaluating the value of the consideration provided by Subsequent Bids (including any Subsequent Bid by the Purchaser), the Sellers will give effect to the Seller Termination Fee and the Reimbursement Amount (for purposes of this provision, limited to the reasonable and customary out-of-pocket fees and expenses as documented by Purchaser and reasonably estimated by the Purchaser through the date of the Auction) that may be payable to the Purchaser under the Purchase Agreement.  Any Subsequent Bid submitted by the Purchaser shall be credited in full with the amount of the Seller Termination Fee and such Reimbursement Amount.

(f)                                   If Sellers do not receive any Qualified Bid other than the Purchaser’s Qualified Bid at the conclusion of the Auction, Sellers shall seek approval of the Purchase Agreement at the Sale Hearing.

Selection Of Successful Bid

The Sellers reserve the right, after consultation with the Creditors Committee, to (i) determine in their reasonable discretion which bid is the highest or best (the “Successful Bid(s)” and the bidder(s) making such bid(s), the “Successful Bidder(s)”) and (ii) reject at any time prior to entry of a Court order approving an offer, without liability, any offer, other than the Stalking Horse Bid, that the Sellers in their reasonable discretion (after consultation with the Creditors’ Committee) deem to be (x) inadequate or insufficient, (y) not in conformity with the requirements of the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, the Bid Procedures Order, or procedures set forth therein or herein, or (z) contrary to the best interests of the Sellers, the Debtors, and their estates.

The Sellers will sell the Purchased Assets for the highest or otherwise best Qualified Bid to the Successful Bidder(s) upon the approval of such Qualified Bid by the Court after the Sale Hearing.  The Sellers’ presentation of a particular Qualified Bid to the Court for approval does not constitute the Sellers’ acceptance of the bid.  The Sellers will be deemed to have accepted a bid only when the bid has been approved by the Bankruptcy Court at the Sale Hearing.

The Sale Hearing

The Sale Hearing will be held before the Honorable Judge James M. Peck on  December 22, 2008 at 10:00 a.m. (New York time) in the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York 10004.  The Sale Hearing may be adjourned without further notice by an announcement of the adjourned date at the Sale Hearing.  If the Sellers do not receive any Qualified Bids (other than the Qualified Bid of the Purchaser), the Sellers will report the same to the Bankruptcy Court at the Sale Hearing and will proceed with a sale of the Purchased Assets to the Purchaser following entry of the Sale Order in accordance with the terms of the Purchase Agreement.  If the Sellers do receive additional Qualified Bids, then, at the Sale Hearing, the Sellers will seek approval of the Successful Bid(s), and, at the Sellers’ election, one or more next highest or best Qualified Bid(s) (the “Alternate Bid(s),” and such bidder(s), the “Alternate Bidder(s)”); provided, however, the Sellers may only designate the Stalking Horse Bid as an Alternative Bid with the express written consent of the Purchaser.

Following approval of the Sale to the Successful Bidder(s), if the Successful Bidder(s) fail(s) to consummate the sale because of (a) failure of a condition precedent beyond the control of either the Sellers or the Successful Bidder(s) upon which occurrence the Sellers have filed a notice with the Bankruptcy Court advising of such failure or (b) a breach or failure to perform on the part of such Successful Bidder(s) upon which occurrence the Sellers have filed a notice with the Bankruptcy Court advising of such breach or failure to perform, then the Alternate Bid(s) will be deemed to be the Successful Bid(s) and the Sellers will be authorized, but not directed, to effectuate a sale to the Alternate Bidder(s) subject to the terms of the Alternate Bid(s) of such Alternate Bidder(s) without further order of the Bankruptcy Court.

EXHIBIT B

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
In re:	:	Chapter 11
:
LEHMAN BROTHERS HOLDINGS INC., et al.	:	Case No. 08-13555 (JMP)
:
Debtors.	:	(Jointly Administered)
x

NOTICE OF SALE OF CERTAIN EQUITY INTERESTS AND ASSETS
RELATED TO LEHMAN BROTHERS’ INVESTMENT MANAGEMENT DIVISION

On September 29, 2008, Lehman Brothers Holdings Inc. (“LBHI”) and its affiliates listed on Schedule I to the Agreement (as defined below) (collectively with LBHI, “Lehman”) entered into a Purchase Agreement, (as amended, the “Agreement”) with IMD Parent LLC (the “Purchaser”), under which Lehman has agreed to sell to Purchaser (or subsidiaries of the Purchaser) certain assets, and Purchaser has agreed to assume (or cause certain of its subsidiaries to assume) certain liabilities, related to Lehman’s investment management business (the “Business”).  The Purchaser is jointly controlled by private investment funds sponsored by Bain Capital Partners, LLC and Hellman & Friedman, which have agreed to provide all of the funding required to close the transaction.

A more complete listing of the assets available for sale is included in the Agreement.

Because LBHI, as a debtor-in-possession under chapter 11 of the Bankruptcy Code, is a party to the Agreement, the Agreement must be approved by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) in which LBHI’s above-captioned chapter 11 case is pending.  The sale is subject to higher or better offers.  By order, dated October [     ], 2008 (the “Bid Procedures Order”), the Bankruptcy Court approved certain “Bidding Procedures” that govern the sale of the Purchased Assets.

LBHI has requested the Bankruptcy Court enter a “Sale Order,” which provides, among other things, for the sale of assets free and clear of liens, claims, encumbrances and other interests, to the extent permissible by law, and the assumption by Purchaser of certain assumed liabilities of the Sellers.  A separate notice will be provided to counterparties to executory contracts and unexpired leases with the Sellers.

Copies of the Agreement, the Bid Procedures Order, the Bidding Procedures, and the proposed Sale Order are available upon request to LBHI’s noticing agent at 1-866-841-7867 on the internet at http://chapter11.epiqsystems.com/lehman (the “Website”).

ANY INTERESTED BIDDER SHOULD CONTACT Barry W. Ridings, Vice Chairman of US Investment Banking, Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, New York 10020, t: 212-632-6896, f: 212-332-1757).

PLEASE TAKE NOTE OF THE FOLLOWING IMPORTANT DEADLINES:

•                                         The deadline to submit a Qualified Bid (as defined in the Bidding Procedures) is December 1, 2008 at 12:00 noon.  The failure to abide by the procedures and deadlines set forth in the Bid Procedures Order and the Bidding Procedures may result in the failure of the Bankruptcy Court to consider a competing bid.

•                                         An auction for the assets of the Purchased Assets has been scheduled for December 3, 2008 at 10:00 a.m. (New York time).

•                                         The deadline to lodge an objection with the Bankruptcy Court to the proposed sale is December 17, 2008] at 4:00 p.m. (New York time) (the “Sale Objection Deadline”).  Objections must be filed and served in accordance with the Bid Procedures Order.

•                                         The Bankruptcy Court will conduct a hearing to consider the proposed sale on December 22, 2008 at 10:00 a.m. (the “Sale Hearing”).

THE FAILURE OF ANY PERSON OR ENTITY TO FILE AND SERVE AN OBJECTION BY THE SALE OBJECTION DEADLINE SHALL BE A BAR TO THE ASSERTION BY SUCH PERSON OR ENTITY, AT THE SALE HEARING OR THEREAFTER, OF ANY OBJECTION TO THE SALE MOTION, SALE ORDER, THE PROPOSED TRANSACTION, OR THE DEBTORS’ CONSUMMATION AND PERFORMANCE OF THE PURCHASE AGREEMENT AND ANCILLARY AGREEMENTS (INCLUDING, WITHOUT LIMITATION, THE DEBTORS’ TRANSFER OF THE  PURCHASED ASSETS, THE PURCHASED CONTRACTS AND THE TRANSFERRED REAL PROPERTY LEASES, AND ASSUMPTION AND SUBLEASE OF THE SUBLEASED REAL PROPERTY LEASES FREE AND CLEAR OF LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS) (ALL AS DEFINED IN THE PURCHASE AGREEMENT).

Dated:	October , 2008
New York, New York

Harvey R. Miller
Richard P. Krasnow
Lori R. Fife
Shai Y. Waisman
Jacqueline Marcus
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007

Attorneys for the Sellers

Exhibit C

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
In re:	:	Chapter 11
:
LEHMAN BROTHERS HOLDINGS INC., et al.	:	Case No. 08-13555 (JMP)
:
Debtors.	:	(Jointly Administered)
x

NOTICE OF ASSUMPTION, ASSIGNMENT AND CURE AMOUNT
WITH RESPECT TO EXECUTORY CONTRACTS AND UNEXPIRED LEASES
RELATED TO LEHMAN BROTHERS’ INVESTMENT MANAGEMENT DIVISION

On September 29, 2008, Lehman Brothers Holdings Inc. (“LBHI”) and its affiliates listed on Schedule I to the Purchase Agreement (as defined below) (collectively with LBHI, “Lehman”) entered into a Purchase Agreement (as amended, the “Agreement”) with IMD Parent LLC (together with any of its designees, the “Purchaser”), under which Lehman has agreed to sell to Purchaser (or subsidiaries of the Purchaser) certain assets (as defined in the Agreement, the “Purchased Assets”), and Purchaser has agreed to assume (or cause certain of its subsidiaries to assume) certain liabilities, related to Lehman’s investment management business.  IMD Parent LLC is jointly controlled by private investment funds sponsored by Bain Capital Partners, LLC and Hellman & Friedman, which have agreed to provide all of the funding required to close the transaction.

On October 6, 2008, LBHI and its affiliated debtors in the above-referenced chapter 11 cases (collectively, the “Debtors”) filed a motion (the “Motion”) to (a) establish sales procedures, (b) approve certain stalking horse bidder protections, and (c) approve the sale of the Purchased Assets and the assumption and sublease or assumption and assignment of certain contracts and leases relating thereto free and clear of all liens, claims, encumbrances and other interests.

Pursuant to the Motion, the Debtors sought authorization to assume and sublease or assume and assign certain executory contacts and unexpired leases relating to the Purchased Assets upon consummation of the transaction contemplated in the Agreement.  A list of the Purchased Contracts, Transferred Real Property Leases and Subleased Real Property Leases (each as defined in the Agreement and collectively, the “Designated Contracts”) is available on the internet at http://chapter11.epiqsystems.com/lehman (the “Website”), or upon request to LBHI’s noticing agent at 1-866-841-7868.  The Debtors and the Purchaser reserve the right to remove any Designated Contracts prior to consummation of the transaction contemplated in the Agreement.

You are receiving this Notice because you may be a party to a Designated Contract (or represent a party to a Designated Contract).

The Debtors have determined the appropriate cure amount (the “Cure Amount”) for each Designated Contract and have listed such Cure Amounts on the Website.

To the extent that a non-Debtor counterparty objects to (i) the assumption and sublease or assumption and assignment to the Purchaser of such party’s respective Designated Contract or (ii) the Cure Amount, the non-Debtor counterparty must file and serve an objection in accordance with the Bid Procedures Order, so as to be received by the parties specified therein no later than December 17, 2008, 2008, at 4:00 p.m. (New York Time).

If an objection challenges a Cure Amount, the Debtors have requested that they nonetheless be authorized to move forward to assume, assume and sublease, or assume and assign the contract or lease that is the subject of a Cure Amount objection, provided that the Cure Amount asserted by the objector is held in reserve.  If the Debtors receive an objection to a Cure Amount, the Debtors reserve the right to decide to reject the contract or lease at issue if the Cure Amount is ultimately determined by order of the Court to be higher than the Cure Amount set forth in this Notice.

If no objection is timely received, (i) the counterparty to a Designated Contract shall be deemed to have consented to the assumption and sublease or assumption and assignment of the Designated Contract to the Purchaser and shall be forever barred from asserting any objection with regard to such assumption or assignment, and (ii) the Cure Amount set forth on [Exhibit A / the Website] shall be controlling, notwithstanding anything to the contrary in any Designated Contract, or any other document, and the counterparty to a Designated Contract shall be deemed to have consented to the Cure Amount and shall be forever barred from asserting any other claims related to such Designated Contract against the Debtors or the Purchaser, or the property of any of them.

Dated: New York, New York
, 2008

Harvey R. Miller
Richard P. Krasnow
Lori R. Fife
Shai Y. Waisman
Jacqueline Marcus
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007

Attorneys for Debtors and Debtors In Possession

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